UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 14, 2004

                               NuWay Medical, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   000-19709                    65-0159115

(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

         2603 Main Street, Suite 1150, Irvine, CA                 92614
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 235-8062

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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Item 4.01   Changes in Registrant's Certifying Accountant

      On September 14, 2004, NuWay Medical, Inc. (the "Company") engaged Jeffrey
S. Gilbert, CPA, as the Company's auditor for the fiscal year ended December 31, 2003.

      The Company has not consulted Mr. Gilbert regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements. Additionally, because there were no disagreements between the Company and its former auditors, Haskell & White LLP, the Company has not consulted Mr. Gilbert with respect to any such issues or events.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Date:   September 16, 2004                         NUWAY MEDICAL, INC.

                                                     By:  /s/ Dennis Calvert
                                                     ---------------------------
                                                     Dennis Calvert
                                                     Chief Executive Officer